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                            KRAUSE'S FURNITURE, INC.

          4,000,000 SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE

                           PLACEMENT AGENCY AGREEMENT

                                 March ___, 1998

Cruttenden Roth Incorporated
Morgan Fuller Capital Group, LLC
Black & Company, Inc.
c/o Cruttenden Roth Incorporated
11150 Santa Monica Boulevard
Suite 750
Los Angeles, California 90025

Dear Sir or Madam:

         Krause's Furniture, Inc., a Delaware corporation (the "Company"), proposes to issue and sell up to 1,903,889 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), and Japan Omnibus Ltd. (the "Selling Stockholder"), proposes to sell of up to 2,096,011 shares of Common Stock (the "Selling Stockholder Shares") to certain investors (collectively, the "Investors"). The Company and the Selling Stockholder desire to engage you as placement agents (the "Placement Agents") in connection with such issuance and sale. The Common Stock is more fully described in the Registration Statement (as hereinafter defined).

         The Company and the Selling Stockholder hereby confirm their respective agreements with the Placement Agents as follows:

         1.       Agreement to Act as Placement Agents.

                  (a) On the basis of the respective representations, warranties and agreements of the Company and the Selling Stockholder herein contained and subject to all the terms and conditions of this Agreement, the Placement Agents agree to act, on a best efforts basis, as the Company's exclusive Placement Agents in connection with the issuance and sale, on an all or none basis, by the Company and the Selling Stockholder of the Shares and the Selling Stockholder Shares to the Investors. Each of the Company and the Selling Stockholder shall pay to the Placement Agents 9.0% of the respective gross proceeds (the "Placement Fee") received by the Company and the Selling Stockholder from the sale of the Shares and the Selling Stockholder Shares, as applicable, as set forth on the cover page of the Prospectus (as hereinafter defined). The obligations of the Company and the Selling Stockholder to pay their proportionate share of the Placement Fee shall be several and not joint.



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                  (b) Certificates in negotiable form (endorsed in blank or
accompanied by stock powers in blank, with signatures appropriately guaranteed, and any funds necessary for the purchase of stock transfer stamps) representing all of the Selling Stockholder Shares to be sold by the Selling Stockholder have been placed in custody under a custody agreement (the "Custody Agreement") with the custodian named therein, as Custodian (the "Custodian") and the Selling Stockholder has duly executed and delivered a Power of Attorney (a "Power of Attorney") appointing the attorneys-in-fact named therein, and each of them, with full power of substitution, as Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute this Agreement and the Escrow Agreement (as herein defined) and to deliver this Agreement and the Escrow Agreement on behalf of the Selling Stockholder, to authorize the delivery of the Selling Stockholder Shares to be sold by the Selling Stockholder hereunder and thereunder and otherwise to act on behalf of the Selling Stockholder in connection with the transactions contemplated by this Agreement, the Escrow Agreement and the Custody Agreement. The Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholder under the Custody Agreement are subject to the interests of the Placement Agents hereunder and the arrangements made by the Selling Stockholder for such custody, as well as the appointment by the Selling Stockholder of the Attorneys-in-Fact, are, to that extent, irrevocable. The Selling Stockholder specifically agrees that its obligations hereunder shall not be terminated, except as otherwise provided herein, by any act of the Selling Stockholder, operation of law or otherwise, or by the occurrence of any event.

         2. Delivery and Payment. Concurrently with the execution and delivery of this Agreement, the Company, the Selling Stockholder, the Placement Agents and Imperial Trust Company, as escrow agent (the "Escrow Agent"), shall enter into an Escrow Agreement substantially in the form of Exhibit A attached hereto (the "Escrow Agreement"), pursuant to which an escrow account will be established, at the Company's expense, for the benefit of the Investors (the "Escrow Account"). Prior to the Closing Date (as defined below), (i) each of the Investors will deposit an amount equal to the Price to Public per Share as shown on the cover page of the Prospectus (as hereinafter defined) multiplied by the number of Shares and the Selling Stockholder Shares purchased by said Investor in the Escrow Account, and (ii) the Escrow Agent will notify the Company, the Selling Stockholder and the Placement Agents in writing whether the Investors have deposited funds in the amount equal to the proceeds of the sale of all of the Shares and the Selling Stockholder Shares offered hereby (the "Requisite Funds") into the Escrow Account. At 9:00 a.m., Los Angeles time, on _____________, 1998 or at such other time on such other date as may be agreed upon by the Company, the Selling Stockholder and the Placement Agents but in no event prior to the date on which the Escrow Agent shall have received all of the Requisite Funds (such date is hereinafter referred to as the "Closing Date"), the Escrow Agent will release the Requisite Funds from the Escrow Account to the Company, the Selling Stockholder and the Placement Agents as provided in the Escrow Agreement and the Company and the Selling Stockholder shall deliver the Company Shares and the Selling Stockholder Shares, respectively, to the Investors, which delivery may be made through the facilities of The Depository Trust Company. The closing (the "Closing") shall take place at the offices of Morrison & Foerster LLP, 555 West Fifth Street, Los Angeles, California 90013-1024. All actions taken at the Closing shall be deemed to have occurred simultaneously. If the Closing Date shall not have occurred on or before _________, 1998, all

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funds, together with any interest earned thereon or provided in the Escrow
Agreement, shall be returned to the Investors who deposited such funds in the Escrow and this Agreement shall terminate.

         Certificates evidencing the Shares shall be in definitive form and shall be registered in such names and in such denominations as Cruttenden Roth Incorporated, as Representative (the "Representative") of the Placement Agents, shall request by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company and the Selling Stockholders agree to make such certificates available for inspection at least 24 hours prior to delivery to the Investors.

         3. Representations and Warranties of the Company. The Company represents and warrants to and covenants with the Placement Agents that:

                  (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (Registration No. 333-43111) which has or will become effective, covering the registration of the Shares and the Selling Stockholder Shares under the Securities Act of 1933, as amended (the "1933 Act") and the rules and regulations of the Commission thereunder (the "1933 Act Regulations"). The Commission has not issued any order preventing or suspending the effectiveness or use of the Prospectus or the Preliminary Prospectus (as defined below). The term "Preliminary Prospectus" as used herein means a preliminary prospectus relating to the Shares and the Selling Stockholder Shares as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the 1933 Act Regulations included at any time as part of the Registration Statement. Copies of such Registration Statement and amendments and of each related Preliminary Prospectus have been delivered to the Placement Agents. If such Registration Statement has not become effective, a further amendment to such Registration Statement, including a form of final Prospectus, necessary to permit such Registration Statement to become effective will be filed promptly by the Company with the Commission. If such Registration Statement has become effective, a final Prospectus relating to the Shares and the Selling Stockholder Shares containing information permitted to be omitted at the time effectiveness by Rule 430A will be filed by the Company with the Commission in accordance with Rule 424(b) of the 1933 Act Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including all material incorporated by reference therein and any information deemed to be included by Rule 430A and any additional registration statement filed pursuant to Rule 462(b) of the Rules and Regulations ("Rule 462(b)") with respect to the Shares and the Selling Stockholder Shares ("Rule 462(b) Registration Statement"). The term "Prospectus" means the prospectus relating to the Shares and the Selling Stockholder Shares as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus relating to the Shares and the Selling Stockholder Shares included in the Registration Statement at the Effective Date. Any reference herein to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Form S-1 and Regulation S-K under the 1933 Act which were filed


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under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), on or before the date of this Agreement, or the issue date of the Prospectus or any Preliminary Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or any Preliminary Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act after the date of this Agreement, or the issue date of the Prospectus or any Preliminary Prospectus, as the case may be, and deemed to be incorporated therein by reference. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, or any Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the copy, if any, filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval system ("EDGAR").

                  (b) On the date that any Preliminary Prospectus was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included in the Prospectus, did or will comply with all applicable provisions of the 1933 Act and the 1933 Act Regulations and did or will contain all statements required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. At the Effective Date, at the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has not distributed any offering material in connection with the offering or sale of the Shares and the Selling Stockholder Shares, other than the Registration Statement, the Preliminary Prospectus and the Prospectus. Each Registration Statement, Preliminary Prospectus and Prospectus filed with the Commission, including those filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the 1933
Act), was identical to the copy thereof delivered to the Placement Agents for use in connection with the offer and sale of the Shares and Selling Stockholder Shares.

                  (c) Ernst & Young LLP, who have expressed their opinion with respect to the financial statements and supporting schedules and related notes included in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations.


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                  (d) The financial statements of the Company and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries, Krause's Custom Crafted Furniture Corp. (formerly Krause's Sofa Factory) and KMC Enterprises, Inc. (collectively, the "Subsidiaries" and each a "Subsidiary") as of the respective dates of such financial statements, and their consolidated statement of operations and statement of cash flows for the respective periods covered thereby; said financial statements and related notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis as certified by the independent accountants named in subsection 3(c) above; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement. The selected financial and statistical data set forth in the Prospectus under the captions "Capitalization" and "Selected Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement and have been prepared on an accounting basis consistent with the consolidated financial statements of the Company.

                  (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, business affairs, or business prospects of the Company and the Subsidiaries, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Company or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries, and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Subsidiaries on any class of their capital stock. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Registration Statement.

                  (f) The Company and the Subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own, lease and operate their properties and to conduct their businesses as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement; the Company and the Subsidiaries are duly qualified as foreign corporations to transact business and are in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs, results of operations or business prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Effect"). Other than in the Subsidiaries, or as disclosed in the Registration Statement pursuant to Item 601 of Regulation S-K, the Company does not own, directly or indirectly, any shares of capital stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity.


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                  (g) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements, employee or director benefit plans or the exercise of convertible securities referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights; the Company owns, beneficially and of record, all of the outstanding capital stock of the Subsidiaries; the Shares have been duly authorized for issuance and sale to the Investors pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and nonassessable; the certificates evidencing the Shares and the Selling Stockholder Shares are in due and proper form under Delaware law; the authorized capital stock of the Company, including the Shares and the Selling Stockholder Shares, conforms to all statements relating thereto contained in the Prospectus; and the issuance of the Shares is not subject to preemptive or other similar rights. There are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of capital stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of capital stock or any security convertible into or exchangeable for capital stock, in each case other than as described in the Prospectus.

                  (h) The Company and the Subsidiaries: (i) are in material compliance with any and all applicable foreign, United States, state and local environmental laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities relating to the protection of human health and safety, the environment or toxic substances or wastes, pollutants or contaminates, and all amendments or modifications thereto ("Environmental Laws"); (ii) have received all material permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their business as currently conducted; and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the knowledge of the Company, threatened against the Company or the Subsidiaries relating to the Environmental Laws or to the activities of the Company or the Subsidiaries involving Hazardous Materials. The terms "Hazardous Materials" as used in this Agreement means any material or substance that: (i) is prohibited or regulated by any Environmental Laws; or (ii) has been designated or regulated by any governmental authority as radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

                  (i) Where the Company or any Subsidiary is engaged in the generation, use, manufacture, transportation or storage of any Hazardous Materials on any of the properties or former properties of the Company or the Subsidiaries, the Company and its Subsidiaries have complied in all material respects with all Environmental Laws relevant to such activities. No Hazardous Materials have been treated or disposed of on any properties of the Company or the Subsidiaries or on properties formerly owned or leased by the Company or the Subsidiaries during the time of such ownership or lease, except in compliance with Environmental Laws. No spills, discharges, releases,

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deposits, emplacements, leaks or disposal of any Hazardous Materials have occurred on or under or have emanated from any of the Company's properties or former properties of the Company or the Subsidiaries for which the cost of remediation would materially and adversely affect the Company.

                  (j) Neither the Company nor any Subsidiary is in violation of its respective charter or bylaws or similar governing instruments or is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or agreement to which the Company or the Subsidiaries are a party or by which the Company or the Subsidiaries may be bound, or to which any of the property or assets of the Company or the Subsidiaries are subject, unless irrevocable waiver shall have been obtained with respect to such default and such default and the waiver thereof shall have been disclosed in writing to the Placement Agents; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Company or the Subsidiaries is a party or by which they may be bound, or to which any of the property or assets of the Company or the Subsidiaries are subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

                  (k) No labor dispute with the employees of the Company or the Subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors.

                  (l) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or the Subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, singly or in the aggregate, might result in any Material Adverse Effect or which might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or the Subsidiaries are a party or of which any of their respective properties or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or the Subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.


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                  (m) No relationship, direct or indirect, exists between or among the Company and any Subsidiary on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company and any Subsidiary on the other hand, that is required by the 1933 Act or the 1933 Act Regulations to be described in the Registration Statement and the Prospectus or documents incorporated by reference therein that is not described as so required.

                  (n) The Company and the Subsidiaries own or are licensed to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other similar intangible property and assets (herein called the "Proprietary Rights") which are material to the businesses of the Company or the Subsidiaries as now conducted and as proposed to be conducted, in each case as described in the Prospectus. The description of the Proprietary Rights is correct in all material respects and fairly and correctly describes the Company's rights with respect thereto. Neither the Company nor any Subsidiary has any knowledge of, and neither the Company nor any Subsidiary has given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights. No action, suit, arbitration, or legal, administrative or other proceeding, or investigation is pending, or, to the knowledge of the Company, threatened, which involves any Proprietary Rights. Neither the Company nor any Subsidiary is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, or has entered into or is a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would materially affect the use of any of the Proprietary Rights. To the knowledge of the Company, no Proprietary Rights used by the Company or the Subsidiaries, and no services or products sold by the Company or the Subsidiaries, conflict with or infringe upon any proprietary rights available to any third party. The Company has not received written notice of any pending conflict with or infringement upon such third party proprietary rights. Neither the Company nor any Subsidiary has entered into a consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights. No claims have been asserted against the Company by written notice or formal proceedings or, to the knowledge of the Company, by other means, by any person with respect to the validity of the ownership or right to use the Proprietary Rights of the Company or the Subsidiaries and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Proprietary Rights are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefore are pending and are in good standing. The Company and the Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Proprietary Rights used pursuant to licenses. To the knowledge of the Company, no person is infringing on or violating the Proprietary Rights owned or used by the Company or the Subsidiaries.

                  (o) No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale

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of the Shares or the Selling Stockholder Shares hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities or Blue Sky laws (or such as may be required by the National Association of Securities Dealers, Inc. ("NASD").

                  (p) Except as otherwise disclosed in the Prospectus, the Company and the Subsidiaries now hold and at the Closing Date will hold, all licenses, certificates, approvals and permits from all state, United States, foreign and other regulatory authorities, and any foreign regulatory authorities performing similar functions, that are material to the conduct of the businesses of the Company and the Subsidiaries (as such businesses are currently conducted), except for such licenses, certificates, approvals and permits the failure of which to hold would not have a Material Adverse Effect, all of which are in effect (and there is no proceeding pending or, to the knowledge of the Company, threatened which may cause any such license, certificate, approval or permit to be withdrawn, canceled, suspended or not renewed). Neither the Company nor any Subsidiary is in violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead them to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                  (q) The Company has all corporate power and authority to enter into this Agreement and the Escrow Agreement, and to perform its obligations hereunder and thereunder, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained, except such as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD and, if the Registration Statement is not effective under the 1933 Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the 1933 Act. Each of this Agreement and the Escrow Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws nor or hereafter in effect relating to or affecting creditors, rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

                  (r) There are no persons with registration or other similar rights to have any securities (i) registered pursuant to the Registration Statement or (ii) otherwise registered by the Company under the 1933 Act, other than, with respect to (i) and (ii) above, those rights whose holders have received proper notice of the filing of the Registration Statement and have declined to assert such registration rights (and who now no longer have a right to do so), those rights which have been waived or are no longer entitled to be asserted, or other than, with respect to (ii) above, those described in the Prospectus.

                  (s) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for that purpose are pending, or, to the knowledge

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of the Company, threatened or contemplated by the Commission; and no order suspending the offering of the Shares in any jurisdiction designated by the Placement Agents pursuant to Section 5(f) of this Agreement has been issued and no proceeding therefor has been instituted or, to the knowledge of the Company, are any such proceedings threatened or contemplated. The Company has complied to the Commission's and any state securities commission's satisfaction with all requests of the Commission and such state securities commission with all requests for additional or supplemental information.

                  (t) The Company and the Subsidiaries have good and marketable title to their respective properties, free and clear of all material security interests, mortgages, pledges, liens, charges, encumbrances, claims and equities of record, except as disclosed in the Prospectus. The properties of the Company and the Subsidiaries are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. Any real properties held under lease by the Company and the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company or the Subsidiaries.

                  (u) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (v) The Company and the Subsidiaries have conducted and are conducting their businesses in material compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders.

                  (w) Neither the Company nor any Subsidiary nor, to the Company's or any Subsidiary's knowledge, any employee or agent of the Company or any Subsidiary, has, directly or indirectly, made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus, including, without limitation, any unlawful contribution to any candidate for public office, or failed to disclose fully contributions in violation of law, or other payments to any federal, state or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States, any foreign jurisdiction, or any jurisdiction thereof.

                  (x) The Company is not now, and after sale of the Shares to be sold by it hereunder and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (y) All offers and sales of capital stock and other securities of the Company made within the three years prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the 1933 Act and were duly registered or qualified or subject to an available exemption from the registration or qualification requirements of the applicable state securities or Blue Sky laws. No Person who purchased a security from the Company prior to the date hereof has any right to rescind his or her purchase or otherwise seek recovery of the purchase price from the Company.

                  (z) The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The Shares and the Selling Stockholder Shares have been accepted for listing on the AMEX. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the AMEX, nor has the Company received any notification that the Commission or the AMEX is contemplating terminating such registration or listing.

                  (aa) Neither the Company, nor, to its knowledge, any of its officers, directors or affiliates has taken, and at the Closing Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Common Stock.

                  (ab) The Company maintains insurance of the types and in amounts that are adequate for its and its Subsidiaries' businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including but not limited to, insurance covering product liability and real and personal property owned or leased against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

                  (ac) The Company and the Subsidiaries have filed all necessary federal, state and foreign tax returns required to be filed by them and have paid or accrued all taxes shown as due thereon, which returns are true and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

                  (ad) To the knowledge of the Company, if any full-time employee identified in the Prospectus has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company or any Subsidiaries, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company or the Subsidiaries as described in the Prospectus or such person's performance of his obligations to the Company or any Subsidiaries; neither the Company nor any Subsidiary has received written notice that any consultant or employee of the Company or the Subsidiaries is in violation of any noncompetition, non-disclosure, confidentiality or similar agreement.

                  (ae) The Company has delivered or caused to be delivered to the Placement Agents an agreement in the form of Attachment A hereto (with respect to the Company) and in the form of Attachment B hereto (with respect to the officers, directors and certain affiliates of the Company listed on Exhibit B hereto) to the effect that neither the Company nor any of the officers, directors or affiliates listed on Exhibit B hereto will, without the prior written consent of the Placement Agents, offer, sell, or otherwise dispose of any shares of capital stock or equity securities of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company (other than the Shares and the Selling Stockholder Shares) for a period of 180 days (with respect to the Company) and 120 days (with respect to the officers, directors and affiliates of the Company) after the Closing Date, subject to the exceptions set forth in Attachment A with respect to the Company.

         4. Representations, Warranties and Covenants of the Selling Stockholder. The Selling Stockholder represents, warrants and covenants to the Company and to the Placement Agents that:

                  (a) The Selling Stockholder is, and at the Closing Date will be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with corporate power and authority to own, lease and operate its properties and to conduct its business.

                  (b) The Selling Stockholder has all corporate power and authority to enter into this Agreement and the Escrow Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by the Selling Stockholder of this Agreement and the Escrow Agreement have been given. This Agreement and the Escrow Agreement have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and constitute valid and binding agreements of the Selling Stockholder and are enforceable against the Selling Stockholder in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

                  (c) The Selling Stockholder has full power and authority to enter into the Power of Attorney in the form heretofore furnished to the Selling Stockholder and the Custody Agreement in the form heretofore furnished to the Selling Stockholder and to carry out all the terms and provisions thereof to be carried out by it. All authorizations and consents necessary for the execution and delivery by the Selling Stockholder of the Power of Attorney and the Custody Agreement have been given. Each of the Power of Attorney and the Custody Agreement has been duly authorized, executed and delivered by the Selling Stockholder and is enforceable against the Selling Stockholder in accordance with the terms thereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies.

                  (d) The Selling Stockholder now has, and at the time of delivery thereof hereunder will have, (i) good and marketable title to the Selling Stockholder Shares to be sold by the Selling Stockholder hereunder, free and clear of all encumbrances and adverse claims, and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver the Selling Stockholder Shares to the Investors and to make the representations, warranties and agreements made by the Selling Stockholder herein.

                  (e) None of the execution, delivery or performance of this Agreement, the Escrow Agreement, the Power of Attorney or the Custody Agreement or the consummation of the transactions contemplated herein or therein by the Selling Stockholder conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any encumbrance upon, any property or assets of the Selling Stockholder pursuant to (i) the terms of its organizational documents; (ii) the terms of any contract or other agreement to which the Selling Stockholder is a party or by which it is bound or to which any of its properties is subject, which conflict, breach, violation or default would adversely affect the Selling Stockholder's ability to perform its obligations hereunder; (iii) any statute, rule or regulation of any governmental body having jurisdiction over the Selling Stockholder or any of its activities or properties; or (iv) the terms of any judgment, decree or order of any arbitration or governmental body having such jurisdiction.

                  (f) No consent, approval, authorization or order of, or any filing or declaration with any governmental body is required for the consummation by the Selling Stockholder of the transactions on its part contemplated herein, except such as have been obtained under the state securities or Blue Sky laws and under the NASD rules.

                  (g) The sale of the Selling Stockholder Shares proposed to be sold by the Selling Stockholder is not prompted by the Selling Stockholder's knowledge of any material adverse information concerning the Company or its Subsidiaries which is not set forth or described in the Prospectus.

                  (h) On the Effective Date, the date of the Preliminary Prospectus and the date of the Prospectus, and on the Closing Date, the information with respect to the Selling Stockholder included therein did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (i) On the date that any Preliminary Prospectus was filed with the Commission, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date, all information with respect to the Selling Stockholder included in the Registration Statement, each Preliminary Prospectus and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), did or will comply with all applicable provisions of the 1933 Act and the 1933 Act Regulations and did or will contain all statements required to be stated therein in accordance with the 1933 Act and the 1933 Act Regulations.

                  (j) The Selling Stockholder has delivered to the Placement Agents an agreement in the form of Attachment B hereto to the effect that it will not, without the prior written consent of the Representative, offer, sell, or otherwise dispose of any shares of capital stock or equity securities of the Company or securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company (excluding the Selling Stockholder Shares) for a period of 120 days after the Closing Date.

         5. Agreements of the Company and the Selling Stockholder. The Company (as to Sections 5(a)-(l)) and the Selling Stockholder (as to Sections 5(i), 5(k) and 5(m)) covenant and agree with the Placement Agents as follows:

                  (a) The Company will not, either prior to the Effective Date or thereafter during such period as, in the opinion of counsel for the Placement Agents, the Prospectus would be required by law to be delivered in connection with sales of the Shares or the Selling Stockholder Shares by an underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Placement Agents within a reasonable period of time prior to the filing thereof and the Placement Agents shall not have objected thereto in good faith.

                  (b) If the Registration Statement has not been declared effective prior to the execution of this Agreement, the Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Placement Agents promptly, and will confirm such advice in writing,
(1) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (2) of any request by the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction for amendments or supplements to the Registration Statement or the Prospectus or for additional or supplemental information, (3) of the issuance by any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (4) of the happening of any event during the period mentioned in Section 5(a) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (5) of receipt by the Company or any representative or attorney of the Company of any other communication from the securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction relating to any of the Registration Statement, any Preliminary Prospectus or the Prospectus. If at any time any securities or other governmental authority (including, without limitation, the Commission) of any jurisdiction shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. If the Company has omitted any information from the Registration Statement, pursuant to Rule 430A, it will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Placement Agents promptly of all such filings. If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable filing fees in accordance with Rule 111 of the Rules and Regulations by the earlier of (A) 10:00 p.m., New York time, on the date of this Agreement and (B) the time confirmations are sent or given, as specified by Rule 462(b)(2).

                  (c) If, at any time when a Prospectus relating to the Shares and the Selling Stockholder Shares is required to be delivered under the 1933 Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would, in the judgment of counsel to the Company or counsel to the Placement Agents, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would, in the judgment of counsel to the Company or counsel to the Placement Agents, include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary, in the judgment of counsel to the Company or counsel to the Placement Agents, at any time to amend or supplement the Prospectus or the Registration Statement to comply with the 1933 Act or the 1933 Act Regulations, the Company will promptly notify the Placement Agents and, subject to Section 5(a) hereof, will promptly prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will deliver to the Placement Agents, without charge, such number of copies thereof as the Placement Agents may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Placement Agents.

                  (d) The Company will furnish to the Placement Agents and their counsel, without charge, (i) an aggregate of three manually signed copies of the registration statement described in Section 3(a) hereof and each pre-effective amendment thereto, including financial statements and schedules, and all exhibits thereto, and any registration statement filed pursuant to Rule 462(b) and (ii) so long as a prospectus relating to the Shares and the Selling Stockholder Shares is required to be delivered under the 1933 Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Placement Agents may reasonably request.

                  (e) The Company will comply with all the undertakings contained in the Registration Statement and shall file, on a timely basis, with the Commission, the NASD, the AMEX and any other securities exchange on which the securities of the Company are then listed, all periodic and other reports and documents required to be filed under the Exchange Act.

                  (f) Prior to the sale of the Shares and the Selling Stockholder Shares to the Investors, the Company and the Selling Stockholder will cooperate with the Placement Agents and their counsel in connection with the registration or qualification of the Shares and the Selling Stockholder Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions as the Placement Agents may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject. The Company will advise the Placement Agents promptly of the suspension of the qualification or registration of (or any exemption relating to) the Shares or the Selling Stockholder Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceedings for such purpose, and in the event of the issuance of any order suspending such qualification or registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible time.

                  (g) During the period of three years commencing on the Effective Date, the Company will furnish to the Placement Agents: (i) as soon as practicable after the end of each fiscal year of the Company, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the fiscal year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K (or Form 10-KSB, if applicable), Quarterly Report on Form 10-Q (or Form 10-QSB, if applicable), Current Report on Form 8-K, or other report filed by the Company with the Commission, the NASD, the AMEX, or any other securities exchange; and (iii) as soon as available, copies of any reports or communications of the Company mailed generally to holders of its capital stock.

                  (h) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the Effective Date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its security holders, in the manner specified in Rule 158(b) of the 1933 Act Regulations, and to the Placement Agents, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the 1933 Act and Rule 158(a) of the 19933 Act Regulations, which statement need not be audited unless required by the 1933 Act or the 1933 Act Regulations, covering a period of at lest 12 consecutive months after the effective date of the Registration Statement.

                  (i) Neither the Company nor the Selling Stockholder will, at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares or the Selling Stockholder Shares.

                  (j) Prior to the Closing Date, the Company shall furnish to the Placement Agents, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company, for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

                  (k) Prior to the Closing Date, the Company and the Selling Stockholder will issue no press release or other communications directly or indirectly and hold no press conferences with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, or the offering of the Shares or the Selling Stockholder Shares, without the prior written consent of the Placement Agents unless in the opinion of legal counsel to the Company, and after reasonable advance notification to the Placement Agents, such press release or communication is required by law.

                  (l) The Company will apply the net proceeds from the offering and sale of the Shares in the manner set forth in the Prospectus under the caption "Use of Proceeds."

                  (m) The Selling Stockholder will deliver to the Placement Agents and the Escrow Agent prior to or on the effective date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         You may waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

         6. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and Expenses incident to the performance of the obligations of the Company and the Placement Agents under this Agreement, including but not limited to costs and Expenses of or relating to (1) the preparation, printing and filing of the Registration Statement (including each pre- and post-effective amendment thereto) and exhibits thereto, any registration statement filed pursuant to Rule 462(b), each Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, including all fees, disbursements and other charges of counsel to the Company, (2) the preparation and delivery of certificates representing the Shares, (3) furnishing (including costs of shipping and mailing) such copies of the Registration Statement (including all pre- and post-effective amendments thereto), the Prospectus and any Preliminary Prospectus, and all amendments and supplements to the Prospectus, as may reasonably be requested for use in connection with the direct placement of the Shares and the Selling Stockholder Shares, (4) the listing of the Common Stock on the AMEX and withdrawal of the Common Stock from the Nasdaq SmallCap Market,
(5) any filings required to be made by the Placement Agents with the NASD and the registration or qualification of the Shares and the Selling Stockholder Shares for offer and sale under the state securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the reasonable fees, disbursements and other charges of counsel to the Placement Agents in connection therewith and with the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (6) fees, disbursements and other charges of counsel to the Company and the Company's independent public or certified public accountants and other advisors,
(7) the fees of the Escrow Agent, (8) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (9) all fees and expenses of the registrar and transfer agent of the Common Stock, (10) all necessary issue, transfer and other stamp taxes in connection with the delivery of the Shares or Selling Stockholder Shares, and (11) all other fees, costs and expenses referred to in Item 13 of Part II of the Registration Statement. The Company shall reimburse the Placement Agents for all their travel expenses, reasonable legal fees, disbursements and other charges and other out-of-pocket Expenses incurred in connection with the engagement hereunder, up to a maximum of $100,000, regardless of whether or not the placement of the Shares or the Selling Stockholder Shares is consummated as contemplated hereby.

         If, within three months after the termination of this Agreement, the Company or the Selling Stockholders shall sell any shares of Common Stock to investors previously identified and/or contacted by the Placement Agents in their capacity as such, as set forth on a list furnished to the Company and the Selling Stockholder within a reasonable period of time after such termination, then the Company and/or the Selling Stockholder, as appropriate, shall pay the Placement Agents, at the time of each such sale, an amount equal to the Placement Fee with respect to the gross proceeds to the Company or the Selling Stockholder from each such sale.

         7. Conditions of the Obligations of the Placement Agents. The obligations of the Placement Agents hereunder are subject to the following conditions:

                  (a) Notification that the Registration Statement has become effective shall be received by the Placement Agents not later than 5:30 p.m., Los Angeles time, on the date of this Agreement or at such later date and time as shall be consented to by the Placement Agents and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

                  (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceedings for that purpose shall be pending or threatened by any securities or other governmental authority (including, without limitation, the Commission), (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares and the Selling Stockholder Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by any securities or other governmental authority (including, without limitation, the Commission), (iii) any request for additional information on the part of the staff of any securities or other governmental authority (including, without limitation, the Commission) shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Placement Agents and the Placement Agents did not object thereto in good faith, and the Placement Agents shall have received certificates, dated the Closing Date and signed by the President and Chief Executive Officer or the Chairman of the Board of Directors of the Company, and the Chief Financial Officer of the

Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii) above.

                  (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor any Subsidiary shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Placement Agents any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares to Investors at the public offering price.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or the Subsidiaries or any of its officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling decision or finding would have a Material Adverse Effect.

                  (e) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date, as if made on such date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

                  (f) The Placement Agents shall have received:

                           (i) The favorable opinion, dated as of the Closing
Date, of Morrison & Foerster LLP, counsel for the Company, in form and substance satisfactory to counsel for the Placement Agents, to the effect that:

                                    (A) The Company and the Subsidiaries have
         been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation.

                                    (B) The Company and the Subsidiaries have
         corporate power and authority to own their properties and carry on their businesses as described in the Registration Statement and the Prospectus and the Company has corporate power and authority to enter into and perform its obligations under this Agreement and the Escrow Agreement.

                                    (C) The Company is duly qualified to
         transact business and is in good standing in each state of the United States in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not materially and adversely affect the Company or its business, properties, financial condition or results of operations.

                                    (D) The authorized, issued and outstanding
         number of shares of capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus and in the Preliminary Prospectus as of the dates therein. The issued and outstanding capital stock of the Company has been duly authorized, validly issued, fully paid and is non-assessable and has not been issued in violation of or is not otherwise subject to any preemptive rights set forth in the Certificate of Incorporation, Bylaws or any agreement or other arrangement known to counsel. To their knowledge, all offers and sales of the Company's capital stock or securities since January 1, 1992, including all offers and sales of securities described in Item 15 of
         Part II of the Registration Statement, were exempt from the registration and qualification requirements of the 1933 Act and state securities or Blue Sky laws or were duly registered or qualified under the 1933 Act or state securities laws, assuming that all representations made to the Company by any purchaser of such capital stock were true and correct when made.

                                    (E) Issuance and sale of the Shares to the
         Investors under the terms of this Agreement have been duly authorized by the Company and, when the Shares are issued and delivered by the Company, pursuant to the terms of this Agreement and the Company receives the consideration recited herein, such Shares will be validly issued, and fully paid and non-assessable and the issuance of the Shares is not subject to preemptive or, to their knowledge, other similar rights granted by the Company.

                                    (F) To their knowledge, except as described
         in the Prospectus, (i) there are no outstanding options, warrants or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company or the Subsidiaries, and (ii) there are no commitments, plans or arrangements to issue any shares of Common Stock or other securities of the Company or the Subsidiaries.

                                    (G) This Agreement and the Escrow Agreement
         have been duly authorized, executed and delivered by the Company.

                                    (H) The form of certificate evidencing the
         Shares and the Selling Stockholder Shares is in due and proper form under Delaware law.

                                    (I) To their knowledge, except as described
         in the Registration Statement or in the Prospectus, there are no actions, suits or proceedings pending or threatened to which the Company or the Subsidiaries are a party that are required to be described in the Registration Statement or the Prospectus and are not so described.

                                    (J) The information set forth in the
         Prospectus under the captions "Risk Factors - Control by Principal Stockholders," "Risk Factors - Potential Adverse Market Impact of Shares Eligible for Future Sale," "Risk Factors - Antitakeover Effects of Certain Charter Provisions, and Delaware Law," "Risk Factors - Governmental Regulation," "Business - Trademarks and Patents," "Business - Governmental Regulations," "Business - Legal Proceedings," "Management - Director Compensation," "Management - Summary Compensation Table," "Management - Option/SAR Grants in Last Fiscal Year," "Management - Year-End Option/SAR Values," "Management - 1997 Management Committee Incentive Award Program," "Management - Stock Plans," "Management Employment Agreements," "Certain Transactions," and "Description of Capital Stock," and in Part II of the Registration Statement under the captions "Indemnification of Directors and Officers," and "Recent Sales of Unregistered Securities," to the extent that they constitute a summary of legal matters, documents or proceedings referred to therein, have been reviewed by us and fairly present and summarize, in all material respects, the information with respect to such legal matters, documents under the Act and the Rules and Regulations.

                                    (K) To their knowledge, there are no
         agreements, contracts, leases or other documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which are not described or referred to therein or filed as required and, to their knowledge, the Company is not in default in the due performance or observance of any material obligation, agreement, covenant or condition contained in any material instrument or agreement filed as an exhibit to the Registration Statement.

                                    (L) No consent, approval, authorization or
         order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or over any of its properties or operations is necessary in connection with the consummation by the Company of the transactions contemplated in this Agreement and the compliance by the Company with its obligations thereunder on the Closing Date, other than the filing of the Registration Statement and the Prospectus with the Commission and the issuance of an effectiveness order by the Commission with respect to the Registration Statement, all of which have been, or will prior to the Closing Date be, completed.

                                    (M) Neither the execution and delivery nor
         the performance of this Agreement by the Company (i) conflicts with any provision of the Certificate Incorporation or Bylaws of the Company,
         (ii) violates any law applicable to the Company, or (iii) results in a breach or violation of, or constitutes a default under, any term of any agreement or instrument filed as an exhibit to the Registration Statement or of any order, writ or decree, of which we have knowledge, of any court, governmental agency or body.

                                    (N) To their knowledge, there are no
         proceedings, pending or threatened before any regulatory body or agency, which if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                                    (O) To their knowledge, all holders of
         securities of the Company who have rights to the registration of Common Stock or other securities because of the filing of the Registration Statement by the Company have waived such rights or have received proper notice of the filing of the Registration Statement and have not asserted, and no longer have the right to assert, such rights.

                                    (P) The Company is not an "investment
         company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                                    (Q) To their knowledge, the Company is in
         compliance with and has conducted its businesses (and the businesses of its Subsidiaries) in conformity with, all applicable laws and regulations known to them relating to the operation of its business as described in the Registration Statement, except to the extent that any failure so to comply or conform would not have a Material Adverse Effect.

                                    (R) The Registration Statement has become
         effective under the 1933 Act; any required filing of the Prospectus, and any supplements thereto pursuant to Rule 424(b) has been made in the manner and within the time period required; and to their knowledge and information, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings therefor have been instituted or are pending or contemplated under the 1933 Act.

                  Following their opinions required by subsection (f)(i) of this
Section 7, Morrison & Foerster LLP shall additionally state that nothing has come to their attention that leads them to believe that the Registration Statement (except for financial statements and schedules and other financial and statistical information included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Prospectus (except for financial statements and schedules and other financial and statistical information included therein, as to which counsel need make no statement), as of its date (unless the term "Prospectus" refers to a prospectus which has been provided to the Placement Agents by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Placement Agents for such use) or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (ii) The favorable opinion, dated the Closing Date,
of Stroock & Stroock & Lavan LLP, counsel for the Selling Stockholder, in form and substance satisfactory to the Placement Agents, to the effect that:

                                    (A) To such counsel's knowledge, the Selling
         Stockholder has full right, power and authority to enter into this Agreement, the Escrow Agreement, the Power of Attorney and the Custody Agreement; the execution, delivery and performance of this Agreement, the Escrow Agreement, the Power of Attorney and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, which breach, violation or default is reasonably likely to have a material adverse effect on the performance of such Selling Stockholder's obligations hereunder, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder, and, except for the registration of the Selling Stockholder Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase of the Selling Stockholder Shares by the Investors and the placement of such shares by the Placement Agents, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (except for those consents, approvals, authorizations, orders, filings or registrations, which, if not secured, filed or registered, as applicable, would not have a material adverse effect on the performance of such Selling Stockholder's obligations hereunder) is required for the execution, delivery and performance of this Agreement, the Power of Attorney or the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby;

                                    (B) This Agreement and the Escrow Agreement
         have been duly executed and delivered by or on behalf of the Selling Stockholder;

                                    (C) A Power-of-Attorney and a Custody
         Agreement have been duly executed and delivered by the Selling Stockholder and, to such counsel's knowledge, constitute valid and binding agreements of such Selling Stockholder, enforceable in accordance with their respective terms subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditor's rights generally (and court decisions with respect thereto), equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

                           (D) Immediately prior to the date of this Agreement, the Selling Stockholder had, to such counsel's knowledge, full right, power and authority to sell, assign, transfer and deliver such shares to be sold by such Selling Stockholder hereunder; and

                           (E) All rights of the Selling Stockholder in the Selling Stockholder Shares have been transferred to the Investors and, in addition, each Investor (whom such counsel may assume to be "protected purchasers") has acquired its interest in the Selling Stockholder Shares to be acquired by it free of any "adverse claim" (as such terms are defined in the Uniform Commercial Code as in effect in the State of New York).

                  Following their opinions required by subsection (f)(ii) of this Section 7, Stroock & Stroock & Lavan LLP shall additionally state that no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact relating to the Selling Stockholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading (other than financial statements and related schedules and other financial and statistical information contained therein as to which such counsel need express no opinion), or that the Prospectus contains any untrue statement of a material fact relating to the Selling Stockholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (g) At the time of the execution of this Agreement, the Placement Agents shall have received from Ernst & Young LLP, former independent public accountants for the Company, and from Arthur Andersen LLP, independent accountants for the Company, as appropriate, a letter dated such date and addressed to the Placement Agents, in form and substance satisfactory to the Placement Agents, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial and capital stock information contained in the Registration Statement and the Prospectus.

                  (h) The Placement Agents shall have received from Ernst & Young LLP, former independent accountants for the Company, and from Arthur Andersen LLP, independent accountants for the Company, as appropriate, a letter addressed to the Placement Agents, and in form and substance satisfactory to the Placement Agents, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (g) of this
Section 7.

                  (i) At the Closing Date, there shall be furnished to the Placement Agents a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the company, in form and substance satisfactory to the Placement Agents, to the effect that:

                           (A) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (i) as of the date of such certificate, (x) the Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect.

                           (B) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

                           (C) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                           (D) No stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission.

                           (E) Subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operations of the Company or the Subsidiaries, except as set forth in or contemplated by the Prospectus.

                  (j) The Shares and the Selling Stockholder Shares shall be qualified for sale in such states as the Placement Agents may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

                  (k) The Common Stock (including Shares and the Selling Stockholder Shares) shall have been approved for listing on the American Stock Exchange ("AMEX"), and, contingent upon such approval, withdrawn from the Nasdaq SmallCap Market.

                  (l) The Placement Agents and counsel for the Placement Agents shall have been furnished with such documents and opinions as they may require in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Placement Agents and counsel for the Placement Agents. Any certificate or document signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to each of you as to the statements made therein and such statements are true and correct except where the inaccuracy of such statements alone or in the aggregate would not have a Material Adverse Effect.

                  (m) The Selling Stockholder shall have furnished to the Placement Agents such certificates, in addition to those specifically mentioned herein, as the Placement Agents may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus regarding the Selling Stockholder, as to the accuracy at the Closing Date of the representations and warranties of the Selling Stockholder, as to the performance by the Selling Stockholder of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Placement Agents.

                  (n) The NASD shall have raised no objection to the fairness and reasonableness of the underwriting or placement agency terms and agreements.

                  (o) As of the date hereof the Company, its directors and officers, and certain affiliates of the Company (as designated on Exhibit B hereto by the Company), and the Selling Stockholder, shall have furnished to the Placement Agents "lock-up" agreements substantially in the forms of Attachment A and Attachment B hereto, and such agreements shall be in full force and effect on the Closing Date.

         8.       Indemnification.

                  (a) The Company shall indemnify and hold harmless the Placement Agents and the Selling Stockholder, the directors, officers, employees and agents of the Placement Agents and the Selling Stockholder and each person, if any, who controls the Placement Agents or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages, joint or several (including any and all investigative, reasonable legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which any of them may become subject under the 1933 Act or other Federal or state statutory law or regulation, at common law or otherwise. Such indemnity shall not, however, cover any such loss, claim, damage, liability, cost or expense which is held in a final judgment of a court to have arisen primarily out of the gross negligence or willful misconduct of the Placement Agents, or the failure of the Placement Agents to deliver a Prospectus if it fails to correct such deficiency under the 1933 Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Placement Agents or the Selling Stockholder (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not such Placement Agents or the Selling Stockholder or any person who controls such Placement Agents or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act is a party to each claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Placement Agents and the Selling Stockholder and each such controlling person from all liability arising out of such claim, action, suit or proceeding and does not impair or alter the business or affairs of the Placement Agents or the Selling Stockholder.

                  (b) The Selling Stockholder shall indemnify and hold harmless the Placement Agents and the Company, the directors, officers, employees and agents of the Placement Agents and the Company and each person, if any, who controls the Placement Agents or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all losses, claims, liabilities, expenses and damages, joint or several (including any and all investigative, reasonable legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which any of them may become subject under the 1933 Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based on a breach of the terms and conditions of this Agreement, or arise out of or are based upon the inaccuracy of any representation made by the Selling Stockholder herein or any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Stockholder expressly for use therein. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have. The Selling Stockholder will not, without the prior written consent of the Placement Agents or the Company (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not such Placement Agents or the Company or any person who controls such Placement Agents or the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Placement Agents and the Company and each such controlling person from all liability arising out of such claim, action, suit or proceeding. Such indemnity shall not, however, cover any such loss, claim, damage, liability, cost or expense which is held in a final judgment of a court to have arisen primarily out of the gross negligence or willful misconduct of the Placement Agents or the failure of the Placement Agents to deliver a Prospectus if it fails to correct such deficiency under the 1933 Act. This indemnity agreement will be in addition to any liability which the Selling Stockholder may otherwise have. The liability of the Selling Stockholder under this section shall be limited to an amount equal to the aggregate offering price of the shares sold by the Selling Stockholder to the Investors.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 8, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 8 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by, or otherwise prejudices, the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that a conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party that would prevent the counsel selected by the indemnifying party from representing the indemnified party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be paid by the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred and demand delivered therefor. No indemnifying party will, without the prior written consent of the indemnified parties (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification has been sought hereunder (whether or not the indemnified parties are parties to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 8 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Stockholder or the Placement Agents, each indemnifying party will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Placement Agents such as persons who control the Company within the meaning of the 1933 Act or the 1934 Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company, the Selling Stockholder and the Placement Agents may be subject in proportion to the relative benefits received by the Company, the Selling Stockholder and the Placement Agents and the relative fault of the Company, the Selling Stockholder and the Placement Agents, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. The relative benefits received by the Company, the Selling Stockholder and the Placement Agents shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting Company expenses) received by the Company and the Selling Stockholders as set forth in the table on the cover page of the Prospectus bear to the fee received by the Placement Agents hereunder. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Placement Agents, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. Notwithstanding the provisions of this
Section 8(d), the Placement Agents shall not be required to contribute any amount in excess of the fee received by it under this Agreement, the Selling Stockholder shall not be required to contribute any amount in respect of which it would not have had an indemnification obligation under Section 8(b) above, and no person found guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), any person who controls a party to this Agreement within the meaning of the 1933 Act or the 1934 Act will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 8(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 8(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

         9.       Termination.

                  (a) The obligations of the Placement Agents under this Agreement may be terminated at any time prior to the Closing Date, by notice to the Company from the Placement Agents, without liability on the part of the Placement Agents to the Company if, prior to delivery and payment for the Shares or the Selling Stockholder Shares, in the sole judgment of the Placement Agents
(i) trading in the Common Stock of the Company shall have been suspended by the Commission, by Nasdaq, or by the AMEX, (ii) trading in securities generally on the New York Stock Exchange, the AMEX, or the Nasdaq National Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on any of such exchanges, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any of such exchanges or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Placement Agents, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

                  (b) The obligations of the parties under this Agreement shall be automatically terminated in the event that the Requisite Funds have not been deposited by the Investors into the Escrow Account by the close of business on __________, 1998.

         10. Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 200 North Berry Street, Brea, California 92821-3963, Attention: Judith O. Lasker, Esquire or (b) if to the Placement Agents, at the office of Cruttenden Roth Incorporated, 11150 Santa Monica Boulevard, Suite 750, Los Angeles, California 90025, Attention: Christopher Jennings or (c) if to the Selling Stockholder, at the office of Worms & Co., Inc., 900 Third Avenue, New York, New York 10022,
Attention: Ms. Georgette Miller. Any such notice shall be effective only upon receipt. Any notice under Section 8 may be made by facsimile or telephone, but if so made shall be subsequently confirmed in writing.

         11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholder and the Placement Agents set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Stockholder, the

Placement Agents or any controlling person referred to in Section 8 hereof and
(ii) delivery of and payment for the Shares or the Selling Stockholder Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         12. Successors. This Agreement shall inure to the benefit of and shall be binding upon the Placement Agents, the Selling Stockholder, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnification and contribution contained in Sections 8(a) and (d) of this Agreement shall also be for the benefit of the directors, officers, employees and agents of the Placement Agents and any person or persons who control the Placement Agents within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and (ii) the indemnification and contribution contained in Sections 8(b) and (d) of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act. No Investor shall be deemed a successor because of such purchase.

         13. Headings. Section headings in this Agreement are for convenience of reference only, do not constitute a part of this Agreement, and shall not affect its interpretation.

         14. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company, the Selling Stockholder and the Placement Agents.

         15. Applicable Law. The validity and interpretations of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of California, without giving effect to any provisions relating to conflicts of laws.

         16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             [SIGNATURES APPEAR ON FOLLOWING PAGE; REMAINDER OF THIS
                         PAGE LEFT INTENTIONALLY BLANK]

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the Company, the Selling Stockholder and the Placement Agents in accordance with its terms.

                                     Very truly yours,

                                     KRAUSE'S FURNITURE, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       JAPAN OMNIBUS LTD.



                                       By:
                                          --------------------------------------
                                          As Attorney-in Fact for the Selling
                                          Stockholder

The foregoing Placement Agency
Agreement is hereby confirmed
and accepted as of the date first
above written.

CRUTTENDEN ROTH INCORPORATED
MORGAN FULLER CAPITAL GROUP, LLC
BLACK & COMPANY, INC.

By: Cruttenden Roth Incorporated


By:
   ----------------------------------
   Name:
   Title:

                                                   ATTACHMENT A

Cruttenden Roth Incorporated
11150 Santa Monica Blvd., Suite 750
Los Angeles, CA 90025

Morgan Fuller Capital Group, LLC
[ADDRESS]

Black & Company, Inc.
[ADDRESS]

Ladies and Gentlemen:

         Reference is made to a Placement Agency Agreement (the "Placement Agency Agreement"), which will be executed between Krause's Furniture, Inc., a Delaware corporation (the "Company"), Japan Omnibus Ltd., and Cruttenden Roth Incorporated (the "Placement Agents"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Placement Agency Agreement.

         In consideration of the Placement Agency Agreement, the undersigned hereby agrees not to, without the prior written consent of the Placement Agents, offer, sell or otherwise dispose of any shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") (other than the Shares) or any other equity securities of the Company, including securities convertible into or exercisable or exchangeable for Common Stock, for a period of 180 days after the Closing Date, except with respect to (i) the issuance of securities pursuant to contractual obligations of the Company in effect on November 10, 1997 to the extent disclosed in writing to the Placement Agents prior to the effective date of the Registration Statement, (ii) the issuance of shares of Common Stock or stock options to purchase shares of Common Stock under any employee benefit or purchase plan of the Company in effect on November 10, 1997, or (iii) securities of the Company issued on a pro rata basis to all holders of a class of outstanding equity securities of the Company.

         It is understood that, if the Placement Agency Agreement does not become effective, the undersigned will be released from his obligations under this letter agreement.

Dated: _____________, 1998

                                            Very truly yours,

                                            KRAUSE'S FURNITURE, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                  ATTACHMENT B



Cruttenden Roth Incorporated
11150 Santa Monica Blvd., Suite 750
Los Angeles, CA 90025

Morgan Fuller Capital Group, LLC
[ADDRESS]

Black & Company, Inc.
[ADDRESS]

Ladies and Gentlemen:

         Reference is made to a Placement Agency Agreement (the "Placement Agency Agreement"), which will be executed between Krause's Furniture, Inc., a Delaware corporation (the "Company"), Japan Omnibus Ltd., and Cruttenden Roth Incorporated (the "Placement Agents"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Placement Agency Agreement.

         In consideration of the Placement Agency Agreement, the undersigned hereby agrees not to, without the prior written consent of the Placement Agents, offer, sell or otherwise dispose of any shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") (other than the Selling Stockholder Shares), or any other equity securities of the Company, including securities convertible into or exercisable or exchangeable for Common Stock, for a period of 120 days after the Closing Date.

         It is understood that, if the Placement Agency Agreement does not become effective, the undersigned will be released from his or its obligations under this letter agreement.

Dated: _____________, 1998

                                            Very truly yours,


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT A

                                ESCROW AGREEMENT
                                      WITH
                             IMPERIAL TRUST COMPANY

         ESCROW AGREEMENT, dated as of March ___, 1998, by and among KRAUSE'S FURNITURE, INC., a Delaware corporation (the "Company"), JAPAN OMNIBUS LTD. (the "Selling Stockholder"), CRUTTENDEN ROTH INCORPORATED, MORGAN FULLER CAPITAL GROUP, LLC and BLACK & COMPANY, INC. (the "Placement Agents"), and Imperial Trust Company, a California corporation (the "Escrow Agent").

         WHEREAS, the Company proposes to sell 1,903,889 shares of its Common Stock and the Selling Stockholder proposes to sell 2,096,011 shares of Common Stock of the Company (together, the "Securities") all as described in the Company's Prospectus dated March ___, 1998, (the "Prospectus"), under a Registration Statement on Form S-1 (File No. 333-43111) [and a subsequent Registration Statement on Form S-1 filed pursuant to SEC Rule 462(b)], at $____ per share;

         WHEREAS, the Securities are being offered to investors by the Placement Agents, pursuant to registration under the Securities Act of 1933, as amended, and pursuant to registration or exemptions from registration under state securities laws;

         WHEREAS, the offering of the Securities will terminate on [March 13], 1998 (the "Final Closing Date") and, if acceptable subscriptions for the Securities have not been received by the Company on or before the Final Closing Date, no Securities will be sold and all payments made by subscribers will be refunded by the Escrow Agent with interest earned thereon, if any; and

         WHEREAS, with respect to all subscription payments received from subscribers, the Company proposes to establish an escrow account with the Escrow Agent at its offices located at 201 North Figueroa, Suite 610, Los Angeles, California 90012.

         NOW THEREFORE, it is agreed as follows:

         1. Establishment of Escrow. The Escrow Agent hereby agrees to receive and disburse the proceeds from the offering of the Securities and any interest earned thereon in accordance herewith.

         2. Deposit of Escrowed Property. The Placement Agents, on behalf of the subscribers for Securities, shall from time to time, but in no event later than 12:00 noon on the date following the date of receipt by the Placement Agents, cause to be wired to or deposited with, or cause the subscribers for the Securities to wire to or deposit with, the Escrow Agent funds or checks of the subscribers delivered in payment for Securities (the "Escrowed Property"). Any checks delivered to the Escrow Agent pursuant to the terms hereof shall be made payable to or endorsed to the order of the Escrow Agent for the account of the Company. The Escrow Agent upon receipt of such checks shall present such checks for payment to the drawee-bank under such checks. Any checks not honored by the drawee-bank thereunder after the first presentment for payment shall be returned to the Placement Agents, on behalf of the subscriber, in the same manner notices are delivered pursuant to Section 6. Upon receipt of funds or checks from the Placement Agents, the Escrow Agent shall invest such funds and the amount of such checks in the Monarch Government Money Market Fund (the "Escrow Account") in the name of the Escrow Agent. If following the credit of the amount of any check to the Escrow Account such check is dishonored, the Escrow Agent shall liquidate to the extent of such dishonored check amount such investments.

         3. Investment of Escrowed Property. Pursuant to Section 2 and until release of subscription proceeds in accordance with the terms hereof, the Escrow Agent shall invest such proceeds in the Monarch Government Money Market Fund, pursuant to Rule l5c2-4 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, in accordance with the terms set forth on Exhibit A hereto (which Exhibit is made a part of this Escrow Agreement as if herein set forth). The Escrow Agent shall in no event be liable for any loss resulting from any change in interest rates applicable to proceeds invested pursuant to this Section. Interest on proceeds invested pursuant to this Section shall accrue from the date of investment of such proceeds until the termination of such investment pursuant to the terms hereof and shall be paid as set forth in Section 5. The parties recognize that in authorizing the Escrow Agent to invest principal and income cash balances held as Escrowed Property into money market instruments or deposits that are obligations of Imperial Bank or related entities, in addition to the fees provided for herein, the Escrow Agent or a related entity may also benefit or profit from the use of such obligations. The parties hereby authorize the receipt of such benefit or profit and expressly waive any special computation or accounting. The Escrow Agent hereby agrees to provide the parties with periodic statements describing such obligations and and reporting the interest earned thereon so that the parties may review and evaluate to the transactions effected by the Escrow Agent pursuant to this authorization.

         4. List of Subscribers. The Placement Agents shall furnish or cause to be furnished to the Escrow Agent, at the time of each deposit of funds or checks pursuant to Section 2, a list, substantially in the form of Exhibit B hereto, containing the name of, the address of, number of Securities subscribed for by, the subscription amount delivered to the Escrow Agent on behalf of, and the social security or taxpayer identification number, if applicable, of each subscriber whose funds are being deposited, and to which is attached a completed W-9 form (or, in the case of any subscriber who is not a United States citizen or resident, a W-8 form) for each listed subscriber. The Escrow Agent shall notify the Placement Agents, the Company and the Selling Stockholder of any discrepancy between the subscription amounts set forth on any list delivered pursuant to this Section 4 and the subscription amounts received by the Escrow Agent, and shall notify the Company, the Selling Stockholders and the Placement Agents whether the funds set forth on such list have been deposited. The Escrow Agent is authorized to revise such list to reflect the actual subscription amounts received and the release of any subscription amounts pursuant to Section 5.

         5. Withdrawal of Subscription Amounts. (a) If the Escrow Agent shall receive a notice, substantially in the form of Exhibit C hereto (an "Offering Termination Notice"), from the Company, the Escrow Agent shall (i) promptly after receipt of such Offering Termination Notice and the clearance (or dishonor by the drawee-bank) of all checks received by the Escrow Agent as Escrowed Property, liquidate any investments that shall have been made pursuant to
Section 3 and send to each subscriber listed on the list held by the Escrow Agent pursuant to Section 4 whose total subscription amount shall not have been released pursuant to paragraph (b) or (c) of this Section 5, in the manner set forth in paragraph (d) of this Section 5, a check to the order of such subscriber in the amount of the remaining subscription amount held by the Escrow Agent (which shall not include the amount of any check not honored by the drawee-bank) as set forth on such list held by the Escrow Agent, and (ii) promptly after the fourth business day of the month immediately following the month in which the investments made pursuant to Section 3 were terminated pursuant to this paragraph, send, in the manner set forth in paragraph (d) of this Section 5, a check to the order of each such subscriber in the amount of interest and other income earned and not yet paid with respect to any investment of such subscriber's funds, with the amount of interest calculated by the Company and the Escrow Agent based on the subscription amount and the date of deposit. The Escrow Agent shall notify the Company, the Selling Stockholder and the Placement Agents of the distribution of such funds to the subscribers.

         (b) In the event that (i) the Securities have been subscribed for and funds in respect thereof shall have been deposited with the Escrow Agent on or before the Final Closing Date and (ii) no Offering Termination Notice shall have been delivered to the Escrow Agent, the Company, the Selling Stockholder and the Placement Agents from time to time may deliver to the Escrow Agent a joint notice, substantially in the form of Exhibit D hereto (a "Closing Notice"), designating the date on which Securities are to be sold and delivered to the subscribers thereof (the "Closing Date"), which date shall not be earlier than the clearance of any checks received by the Escrow Agent as Escrowed Property, the proceeds of which are to be distributed on such Closing Date, and identifying the subscribers and the number of Securities to be sold to each thereof on such Closing Date. Such Closing Notice, unless the parties otherwise agree, shall be delivered not less than two (2) nor more than seven (7) business days prior to such Closing Date. The Escrow Agent, after receipt of such Closing Notice and the clearance of such checks:

                           (i) on or prior to the Closing Date identified in such Closing Notice, shall liquidate any investments that shall have been made pursuant to Section 3 to the extent of the subscription amount to be distributed pursuant to the immediately succeeding clause
         (ii);

                           (ii) on such Closing Date, pay to the Company, the Selling Stockholder and the Placement Agents, in federal or other immediately available funds and otherwise in the manner specified by the Company in such Closing Notice, an amount equal to the aggregate of the subscription amounts paid by the subscribers identified in such Closing Notice for the Securities to be sold on such Closing Date as set forth on the list held by the Escrow Agent pursuant to Section 4; and

                           (iii) promptly after the fourth business day of the month immediately following the month in which the investments made pursuant to Section 3 were terminated pursuant to such Closing Notice, shall send, in the manner set forth in paragraph (d) of this Section 5, a check to the order of each subscriber identified in such Closing Notice in the amount of interest and other income earned and not yet paid with respect to any investment of each such subscriber's funds distributed on such Closing Date. At the time of such transfer, the Escrow Agent shall identify in writing to the Company, the Selling Stockholder and the Placement Agents the amount of the interest earned for the account of each subscriber and the date such subscription was received.

                  (c) If at any time and from time to time prior to the release of any subscriber's total subscription amount pursuant to paragraph (a) or (b) of this Section 5 from escrow, the Company shall deliver to the Escrow Agent a notice, substantially in the form of Exhibit E hereto (a "Subscription Termination Notice"), to the effect that any or all of the subscriptions of such subscriber have been rejected by the Company (a "Rejected Subscription"), the Escrow Agent (i) promptly after receipt of such Subscription Termination Notice and, if such subscriber delivered a check in payment of its Rejected Subscription, after the clearance of such check, shall liquidate, to the extent of the sum of such subscriber's Rejected Subscription amount as set forth in the Subscription Termination Notice, any investments that shall have been made pursuant to Section 3 and send to such subscriber, in the manner set forth in paragraph (d) of this Section 5, a check to the order of such subscriber in the amount of such Rejected Subscription amount, and (ii) promptly after the fourth business day of the month immediately following the month in which the investments made pursuant to Section 3 were terminated pursuant to this paragraph, shall send to such subscriber, in the manner set forth in paragraph
(e) of this Section 5, a check to the order of such subscriber in the amount of interest and other income earned and not yet paid with respect to any investment of such subscriber's Rejected Subscription amount. At the time of such transfer, the Escrow Agent shall identify in writing to the Company, the Selling Stockholder and the Placement Agents the amount of the interest earned for the account of each subscriber and the date such subscription was received.

                  (d) On a date following the transfer of any interest earned for the account of each subscriber pursuant to Section 5(a), (b) or (c), but not later than [June ___], 1998, the Escrow Agent shall provide each subscriber with tax form 1099 setting forth the amount of such interest.

                  (e) For the purposes of this Section 5, any check that the Escrow Agent shall be required to send to any subscriber shall be sent to such subscriber by first class mail, postage prepaid, at such subscriber's address furnished to the Escrow Agent pursuant to Section 4.

         6. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be (a) delivered by hand or (b) sent by mail, registered or certified, with proper postage prepaid, and addressed as follows:

                  if to the Company, to:

                  Krause's Furniture, Inc.
                  200 North Berry Street
                  Brea, California 92821-3903
                  Attention:  President

                  with a copy to:

                  Morrison & Foerster LLP
                  555 West Fifth Street
                  Los Angeles, California 90013-1024
                  Attention: Michael J. Connell

                  if to the Selling Stockholder, to:

                  Japan Omnibus Ltd.
                  c/o Worms & Co., Inc.
                  900 Third Avenue
                  New York, New York 10022
                  Attention: Ms. Georgette Miller

                  if to the Placement Agents to:

                  Cruttenden Roth Incorporated
                  11150 Santa Monica Blvd., Suite 750
                  Los Angeles, California 90025
                  Attention: John Dalfonsi

                  and

                  Morgan Fuller Capital Group, LLC
                  [Address]
                  Attention:____________________

                  and

                  Black & Company, Inc.
                  [Address]

                  Attention:___________________

                  with a copy to:

                  Snell & Wilmer L.L.P.
                  One Arizona Center
                  Phoenix, Arizona 85004-0001
                  Attention: Steven D. Pidgeon

                  if to the Escrow Agent, to:

                  Imperial Trust Company
                  201 North Figueroa
                  Suite 610
                  Los Angeles, California 90012
                  Attention:  William F. Klepper
                  Telephone:  213-580-1516
                  Facsimile:  213-482-9016

or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced manner. All such notices and communications, if mailed, shall be effective when deposited in the mails, except that notices and communications to the Escrow Agent and notices of changes of address shall not be effective until received.

         7. Concerning the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by the Company, the Selling Stockholder and the Placement Agents that:

                  (a) Nothing contained in this Agreement shall constitute the Escrow Agent as trustee for any party hereto or impose on the Escrow Agent any duties or obligations other than those for which there is an express provision herein. Except as provided herein, the Escrow Agent shall have no responsibility or liability for delivery of the Escrow Funds.

                  (b) For all purposes connected herewith the Escrow Agent shall be entitled to assume that the persons designated by the parties hereto are exclusively entitled to their share of the Escrow Funds in accordance with this Agreement and the instructions provided to it hereunder (and any further instructions given pursuant hereto) and are fully authorized and empowered, without affecting the rights of any third parties, to appoint the Escrow Agent as the Escrow Agent in accordance with the terms and provisions hereof.

                  (c) The Escrow Agent shall be obliged to render statements of account only with respect to the Escrow Funds deposited to the parties referred to herein and the Escrow Agent shall not be under any obligation to render statements of account to any third parties unless the Escrow Agent so consents in writing.

                  (d) It is understood and agreed that the Escrow Agent shall incur no liability (except for acts of gross negligence or willful misconduct) and be under no obligation to take any steps or action (whether by commencement of legal proceedings or otherwise) to ensure that any funds are actually received by the Escrow Agent.

                  (e) None of the provisions hereof shall be construed so as to require the Escrow Agent to expend or risk any of its own funds or otherwise incur any liability in the performance of its duties under this Agreement and it shall be under no obligation to make any payment except out of the funds received by it (after deduction of its fees and expenses).

                  (f) If it becomes illegal or impossible for the Escrow Agent to carry out any of the provisions hereof, the Escrow Agent shall incur no liability as a consequence of the enforceability or lack thereof of any agreements referred to herein.

                  (g) The Escrow Agent shall not be required to take or be bound by notice of default of any person, or to take any action with respect to such default involving any expense or liability, unless written notice of such default is given to Escrow Agent by the undersigned or any of them, and unless the Escrow Agent is indemnified in a manner reasonably satisfactory to it against such expense or liability.

                  (h) The Escrow Agent shall not be liable to any party hereto in acting upon any written notice, request, waiver, consent, receipt or other paper or document believed by the Escrow Agent in good faith to be signed by the proper party or parties. The Escrow Agent will be entitled to treat as genuine and as the document it purports to be any letter, paper, telex or other document furnished or caused to be furnished to the Escrow Agent by the Company, the Selling Stockholder as the Placement Agents, and believed by the Escrow Agent to be genuine and to have been transmitted by the proper party or parties. The Escrow Agent shall have no liability with respect to any good faith action taken or allowed by it hereunder.

                  (i) The Escrow Agent shall not be liable for any error or judgment or for act done or step taken or omitted by it in good faith or for any mistake of fact or law (except for acts of gross negligence or willful misconduct), or for anything which it may do or refrain from doing in connection herewith, and the Escrow Agent shall have no duties to anyone except those signing this Agreement.

                  (j) The Escrow Agent may consult with legal counsel in the event of any dispute or questions as the interpretation or construction of this Agreement or the Escrow Agent's duties hereunder, and the Escrow Agent shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of counsel.

                  (k) In the event of any disagreement between the undersigned or any person or persons named in this Agreement, and any other person, resulting in adverse claims and demands being made in connection with or for any money involved herein or affected hereby, the Escrow

Agent shall be entitled at its option to refuse to comply with any such claims or demands, so long as such disagreement shall continue, and in so doing the Escrow Agent shall not be or become liable for damages or interest to the undersigned or any of them, or to any person named in this Agreement, for its refusal to comply with such conflicting or adverse demands; and the Escrow Agent shall be entitled to continue so to refrain and refuse so to act until:

                           (i) the rights of the adverse claimants have been
finally adjudicated in a court assuming and having jurisdiction of the parties and the money involved herein and affected hereby; or

                           (ii) all differences have been adjudicated by
agreement and the Escrow Agent has been notified thereof in writing by all of the persons interested.

                  (l) In the event of such disagreement, the Escrow Agent, in its discretion, may file a suit in interpleader or for declaratory relief for the purpose of having the respective rights of the claimants adjudicated, and deposit with the court all documents and property held hereunder, and the Company agrees to pay the Escrow Agent's fee and all reasonable costs and reasonable counsel fees incurred in such action and said costs and fees shall be included in the judgment of any such action.

                  (m) The Escrow Agent (and any successor escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by the Company, the Selling Stockholder and the Placement Agents or at any time may resign by giving written notice to such effect to the Company, the Selling Stockholder and the Placement Agents. Upon any such termination or resignation, the Escrow Agent shall deliver the Escrowed Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The termination or resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is 30 days after the date of delivery: (A) to the Escrow Agent of the other parties' notice of termination or (B) to the other parties hereto of the Escrow Agent's written notice of resignation. If at that time the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after that time shall be to keep the Escrowed Property safe until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or any enforceable order of a court of competent jurisdiction.

                  (n) As consideration for its agreement to act as Escrow Agent as herein described, the Company agrees to pay the Escrow Agent an escrow fee of $2,500, plus $10 per disbursement. In addition, the Company agrees to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses and disbursements of its counsel).

                  (o) All parties hereto irrevocably (i) submit to the jurisdiction of any state or federal court sitting in Los Angeles County or Orange County, California in any action or proceeding arising out of or relating to this Escrow Agreement, (ii) agree that all claims with respect to such action or proceeding shall be heard and determined in such state or federal court and
(iii) waive, to the fullest extent possible, the defense of an inconvenient forum. The other parties hereby consent to and grant any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided hereinabove, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

                  (p) No printed or other matter in any language (including, without limitation, the Prospectus, notices, reports and promotional material) which mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto. The Escrow Agent hereby consents to the use of its name and the reference to the escrow arrangement in the Prospectus.

         8. Miscellaneous. (a) This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives, and the subscribers of the Securities and shall not be enforceable by or inure to the benefit of any other third party except as provided in paragraph (i) of Section 7 with respect to the termination of, or resignation by, the Escrow Agent. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties.

                  (b) This Escrow Agreement shall be construed in accordance with and governed by the internal law of the State of California (without reference to its rules as to conflicts of law).

                  (c) This Escrow Agreement may only be modified by a writing signed by all of the parties hereto and consented to by the subscribers of the Securities adversely affected by such modifications. No waiver hereunder shall be effective unless in a writing signed by the party to be charged.

                  (d) This Escrow Agreement shall terminate upon the payment pursuant to Section 5 of all amounts held in the Escrow Account.

                  (e) The section headings herein are for convenience only and shall not affect the construction thereof. Unless otherwise indicated, references to Sections are to Sections contained herein.

                  (f) This Escrow Agreement may be executed in one or more counterparts but all such separate counterparts shall be deemed an original and all of which together shall constitute one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute an original.

         IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as of the day and year first above written.

                                   KRAUSE'S FURNITURE, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   JAPAN OMNIBUS LTD.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:



                                   CRUTTENDEN ROTH INCORPORATED
                                   MORGAN FULLER CAPITAL GROUP, LLC
                                   BLACK & COMPANY, INC.

                                   By: CRUTTENDEN ROTH INCORPORATED


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   IMPERIAL TRUST COMPANY


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                    EXHIBIT A

                              (Account Information)

                                [TO BE SUPPLIED]

                                    EXHIBIT B
                            SUMMARY OF CASH RECEIVED
                             NEW PARTICIPANT DEPOSIT

                                                    Date: ______________________
Deposit Date:                                List Number: ______________________
Investment Date:                              Page ___ of ______________________
Batch Number:                                 Approved By:______________________

                                For Bank use only

TITLE: ________________________________________

                                         NUMBER OF                         TAX ID NO./                        FOR BANK
    NAME               DEPOSIT            SHARES         ADDRESS          SOC. SEC. NO.                       USE ONLY
    ----               -------            ------         -------          -------------                       --------

                                                                                                             TAX CODE
                                                                                                             EXEMPT (Y/N)
                                                                                                             W-9 (YR) NRA
                                                                                                             W-8 (YR)
                                                                                                             1008 (87)

Broker                                                                      Misc. II       Misc. III         TAX CODE
Misc                                                                                                         EXEMPT (Y/N)
                                                                                                             W-2 (YR) NRS
                                                                                                             W-8 (YR)
                                                                                                             1008 (87)

Broker                                                                      Misc. II       Misc. III         TAX CODE
Misc                                                                                                         EXEMPT (Y/N)
                                                                                                             W-2 (YR) NRS
                                                                                                             W-8 (YR)
                                                                                                             1008 (87)

Broker                                                                      Misc. II       Misc. III         TAX CODE
Misc                                                                                                         EXEMPT (Y/N)
                                                                                                             W-2 (YR) NRS
                                                                                                             W-8 (YR)
                                                                                                             1008 (87)

Broker                                                                      Misc. II       Misc. III
Misc

                                    EXHIBIT C

                      [Form of Offering Termination Notice]


Imperial Trust Company
201 North Figueroa
Suite 610
Los Angeles, California 90012
Attention:  William F. Klepper

Dear Mr. Klepper:

         Pursuant to Section 5(a) of the Escrow Agreement dated as of March ___, 1998 (the "Escrow Agreement") among Krause's Furniture, Inc. (the "Company"), Japan Omnibus Ltd., Cruttenden Roth Incorporated, Morgan Fuller Capital Group, LLC and Black & Company, Inc., and you, the Company hereby notifies you of the termination of the offering of the Securities (as that term is defined in the Escrow Agreement) and directs you to make payments to subscribers as provided for in Section 5(a) of the Escrow Agreement.

                             Very truly yours,

                             KRAUSE'S FURNITURE, INC.


                             By:
                                ------------------------------------------------
                                Name:
                                Title:

                                    EXHIBIT D

                            [Form of Closing Notice]

                                                                          [Date]
Imperial Trust Company
201 North Figueroa
Suite 610
Los Angeles, California 90012
Attention:  William F. Klepper

Dear Mr. Klepper:

         Pursuant to Section 5(b) of the Escrow Agreement dated as of March ___, 1998 (the "Escrow Agreement") among Krause's Furniture, Inc. (the "Company"), Japan Omnibus Ltd. (the "Selling Stockholder") Cruttenden Roth Incorporated, Morgan Fuller Capital Group, LLC and Black & Company, Inc. (the "Placement Agents") and you, the Company hereby certifies that it has received subscriptions for the Securities (as that term is defined in the Escrow Agreement) and the Company and the Selling Stockholder will sell and deliver Securities to the subscribers or purchasers thereof at a closing to be held on March ___, 1998 (the "Closing Date"). The names of the subscribers concerned, the number of Securities subscribed for by each of such subscribers and the related subscription amounts are set forth on the schedule annexed hereto.

         We hereby request that the aggregate subscription amount be paid to the Placement Agents and us as follows:

                  [To be inserted].

                                     Very truly yours,

                                     KRAUSE'S FURNITURE, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                               JAPAN OMNIBUS LTD.


                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


                               CRUTTENDEN ROTH INCORPORATED
                               MORGAN FULLER CAPITAL GROUP, LLC
                               BLACK & COMPANY, INC.

                               By:  Cruttenden Roth Incorporated


                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                    EXHIBIT E

                    [Form of Subscription Termination Notice]

Imperial Trust Company
201 North Figueroa
Suite 610
Los Angeles, California 90012
Attention:  William F. Klepper

Dear Klepper:

         Pursuant to Section 5(c) of the Escrow Agreement dated as of March ___, 1998 (the "Escrow Agreement") among Krause's Furniture, Inc. (the "Company"), Japan Omnibus Ltd., Cruttenden Roth Incorporated, Morgan Fuller Capital Group, LLC and Black & Company, Inc. and you, the Company hereby notifies you that the following subscription(s) have been rejected:

                                    Amount of Subscribed
Name of Subscriber(s)               Securities Rejected

                                    $


                                    Very truly yours,

                                    KRAUSE'S FURNITURE, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    EXHIBIT B

List of persons from whom Lock Up Letters received:

General Electric Capital Corporation
Permal Group
Permal Capital Management, Inc.
Permal Services, Inc.
Permal Capital Partners, L.P.
Permal Asset Management
Permal Special Opportunities, Ltd.
Jean R. Perette
Isaac Robert Souede
Thomas M. DeLitto
Thomas M. DeLitto and Donna S. DeLitto
United Gulf Bank (B.S.C.) B.C.
Kuwait Investment Projects
ATCO Holdings, Ltd.
ATCO Development, Inc.
Worms & Cie
Worms & Co., Inc.

                                                         JAPAN OMNIBUS LTD.
                                                  (Name of Selling Stockholder -
                                                  Please Print or Type)


                     CUSTODY AGREEMENT AND POWER OF ATTORNEY
                           FOR SALE OF COMMON STOCK OF
                            KRAUSE'S FURNITURE, INC.



Krause's Furniture, Inc.
200 North Berry Street
Brea, California 92821-3963

[CUSTODIAN]

Ladies and Gentlemen:

              Krause's Furniture, Inc., a Delaware corporation (the "Company"), and the undersigned, Japan Omnibus Ltd. (hereinafter sometimes referred to as "Selling Stockholder"), propose to sell certain shares of Common Stock, $0.001 par value per share, of the Company ("Common Stock") to certain investors (the "Investors") under a Registration Statement on Form S-1 (the "Registration Statement") at a price and on terms to be hereafter determined. Cruttenden Roth Incorporated, Morgan Fuller Capital Group, LLC and Black & Company, Inc. (the "Placement Agents") will be acting as placement agents of the Company and the Selling Stockholder. It is understood that there will be no commitment on the part of the Placement Agents to purchase any shares of Common Stock and no assurance that an offering of Common Stock will take place. The shares of Common Stock which the undersigned proposes to sell to the Investors pursuant to the Placement Agency Agreement hereinafter mentioned are referred to herein as the "Shares."

     1.       Appointment and Powers of Attorneys-in-Fact.

              A. The undersigned hereby irrevocably constitutes and appoints ________________ and ______________ (the "Attorneys-in-Fact"), and each of them, as its agent and Attorneys-in-Fact, with full power of substitution, with respect to all matters arising in connection with the public offering and sale of the Shares, including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following things:

                      (i) negotiate, determine and agree upon (a) the price at which the Shares will be initially offered and sold by the Selling Stockholder to the Investors or public pursuant to the Placement Agency Agreement, as hereinafter defined, and (b) the fees payable to the Placement Agents with respect to the Shares;

                      (ii) prepare, execute and deliver a Placement Agency Agreement and a related Escrow Agreement, a form of which is attached to the Placement Agency Agreement (collectively, the "Placement Agency Agreement"), substantially in the form agreed to by and among the Company, the Selling Stockholder and the Placement Agents, delivered to the undersigned concurrently herewith, receipt of which is acknowledged, but with such insertions, changes, additions or deletions as the Attorneys-in-Fact shall approve as not materially adverse to the undersigned (which may include a decrease, but not an increase, in the number of shares of Common Stock to be sold by the undersigned), such approval to be conclusively evidenced by the execution and delivery of the Placement Agency Agreement by an Attorney-in-Fact, including the exercise of all authority thereunder vested in the undersigned;

                      (iii) sell, assign, transfer and deliver the Shares pursuant to the Placement Agency Agreement and deliver to the Placement Agents certificates for the Shares so sold;

                      (iv) take any and all steps deemed necessary or desirable by the Attorneys-in-Fact in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, and under the securities or "Blue Sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorneys-in-Fact may deem necessary or advisable;

                      (v) instruct the Company and the Custodian, as hereinafter defined, on all matters pertaining to the sale of the Shares and delivery of certificates therefor;

                      (vi) provide, in accordance with the Placement Agency Agreement, for the payment of expenses of the offering and sale of the Common Stock covered by the Registration Statement;

                      (vii) retain legal counsel for the Selling Stockholder, which may also be legal counsel for the Company, in connection with all matters contemplated hereby and by the Placement Agency Agreement;

                      (viii) instruct the Custodian as to the number of Shares to be sold by the Selling Stockholder (it being understood and agreed to by the undersigned that the Custodian shall be entitled to rely on the instructions from the Attorneys-in-Fact as to such number of Shares to be sold by the Selling Stockholder); and

                      (ix) otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorneys-in-Fact in their discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Shares as fully as could the undersigned if then personally present and acting.

              B. Each Attorney-in-Fact may act alone in exercising the rights and powers conferred on the Attorneys-in-Fact by this Custody Agreement and Power of Attorney. Each Attorney-in-Fact is hereby empowered to determine, in his sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorneys-in-Fact shall be exercised.

              C. The Custodian, the Placement Agents, the Company and all other persons dealing with the Attorneys-in-Fact as such may rely and act upon any writing believed in good faith to be signed by one or more of the Attorneys-in-Fact.

              D. The Attorneys-in-Fact shall not receive any compensation for their services rendered hereunder, except that they shall be entitled to cause the Custodian to pay, from the proceeds payable to the undersigned, the undersigned's proportionate share of any out-of-pocket expenses incurred under this Custody Agreement and Power of Attorney (this "Agreement") and similar instruments executed by the Selling Stockholder.

     2.       Appointment of Custodian; Deposit of Shares.

              A. In connection with and to facilitate the sale of the Shares, the undersigned hereby appoints ________________________ as custodian (the "Custodian") and herewith deposits with the Custodian one or more certificates for Common Stock, which represent not less than the total number of Shares to be sold by the undersigned, which number is set forth on Schedule I hereto. Each such certificate so deposited shall be in negotiable and proper deliverable form endorsed in blank with the signature of the undersigned thereon guaranteed by an eligible guarantor institution, such as a bank, stockbroker, savings and loan association or credit union, with membership in an approved medallion signature guarantee program, or shall be accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned so guaranteed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorneys-in-Fact, (a) to hold in custody the certificate or certificates deposited herewith, (b) to deliver or to authorize the Company's Transfer Agent to deliver the certificate or certificates deposited hereunder (or replacement certificate(s) for the Shares) to or at the direction of the Attorneys-in-Fact in accordance with the terms of the Placement Agency Agreement and (c) to return or cause the Company's Transfer Agent to return to the undersigned new certificate(s) for the shares of Common Stock represented by any certificate deposited hereunder which are not sold pursuant to the Placement Agency Agreement.

              B. Until the Shares have been delivered to the Investors against payment therefor in accordance with the Placement Agency Agreement, the undersigned shall retain all rights of ownership with respect to the Shares deposited hereunder, including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Shares, which right is subject to this Agreement and the Placement Agency Agreement.

              C. The Custodian shall assume no responsibility to any person other than to deal with the certificates for the Shares and the proceeds from the sale of the Shares represented thereby in accordance with the provisions hereof, and the Selling Stockholder hereby agrees to indemnify the Custodian for and to hold the Custodian harmless against, any and all losses, claims, damages or liabilities incurred on its part arising out of or in connection with it acting as the Custodian pursuant hereto, as well as the cost and expenses of investigating and defending any such losses, claims, damages or liabilities incurred on its part arising out of or in connection with it acting as the Custodian pursuant hereto, except to the extent such losses, claims, damages or liabilities are due to the negligence or bad faith of the Custodian. The Custodian's acceptance of this Agreement by the execution hereof shall constitute an acknowledgment by the Custodian of the authorization herein confirmed and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with its terms.

     3. Sale of Shares; Remitting Proceeds. The Attorneys-in-Fact are hereby authorized and directed to deliver or cause the Custodian or the Company's Transfer Agent to deliver certificates for the Shares to the Placement Agents, as provided in the Placement Agency Agreement, against delivery to the Attorneys-in-Fact for the account of the undersigned of the purchase price of the Shares (net of the fees payable to the Placement Agents), at the time and in the funds specified in the Placement Agency Agreement. The Attorneys-in-Fact are authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Shares and the Attorneys-In-Fact shall promptly deposit such proceeds with the Custodian. After reserving an amount of such proceeds for the fees payable to the Placement Agents as provided above, the Custodian shall promptly remit to the undersigned its proportionate share of the proceeds.

     4. Representations, Warranties and Agreements. The undersigned represents and warrants to, and agrees with, the Company, the Attorneys-in-Fact, the Custodian, the Placement Agents, Morrison & Foerster LLP, Stroock & Stroock & Lavan LLP and Snell & Wilmer L.L.P. as follows:

              A. The undersigned has full legal right, power and authority to enter into and perform this Agreement and the Placement Agency Agreement. If the undersigned is acting as a fiduciary, officer, partner, or agent, the undersigned is enclosing with this Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder.

              B. The undersigned has reviewed the representations and warranties to be made by the undersigned as a Selling Stockholder contained in the Placement Agency Agreement, and hereby represents, warrants and covenants that each of such representations and warranties is true and correct as of the date hereof and, except as the undersigned shall have notified the Attorneys-in-Fact pursuant to paragraph E of the attached instructions, will be true and correct at all times from the date hereof through and including the time of the closing of the sale of the Shares. The undersigned will promptly notify the Attorneys-in-Fact of any development that would make any such representation and warranty untrue.

              C. The undersigned has reviewed the Registration Statement, including the preliminary prospectus included therein, and (i) the undersigned has no knowledge of any material information not disclosed in the Registration Statement or preliminary prospectus which has adversely affected in any material respect or, insofar as it is reasonably foreseeable, could adversely affect in any material respect the current and prospective business and operations of the Company or its subsidiaries and (ii) the information contained in such Registration Statement and preliminary prospectus with respect to the undersigned is complete and accurate.

              D. Other than as previously indicated to the Company in writing in connection with the Company public offering, the undersigned is not directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

              E. Upon execution and delivery of the Placement Agency Agreement by the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to indemnify and hold harmless the Placement Agents, the Company, each of its directors and each of its officers who sign the Registration Statement, and each person, if any, who controls the Placement Agent or the Company, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, to the full extent provided in Section 8 of the Placement Agency Agreement.

              F. Upon execution and delivery of the Placement Agency Agreement by the Attorneys-in-Fact on behalf of the undersigned, the undersigned agrees to be bound by and to perform each of the covenants and agreements of the undersigned as the Selling Stockholder in the Placement Agency Agreement.

              G. The undersigned agrees to deliver to the Attorneys-in-Fact such documentation as the Attorneys-in-Fact, the Company or the Placement Agents or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Placement Agency Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys-in-Fact.

              The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, the Attorneys-in-Fact, the Company, the Custodian, the Placement Agents and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Stockholder in the Placement Agency Agreement.

     5.       Irrevocability of Instruments; Termination of this Agreement.

              A. This Agreement, the deposit of the Shares pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorneys-in-Fact, the Placement Agents, the Company and the other Selling Stockholder who may become parties to the Placement Agency Agreement in and for the purpose of completing the transactions contemplated hereunder and by the Placement Agency Agreement and
(ii) the completion of the registration of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Placement Agency Agreement in anticipation of the sale of Common Stock, including the Shares; and the Attorneys-in-Fact are hereby further vested with an estate, right, title and interest in and to the Shares deposited herewith for the purpose of irrevocably empowering and securing to each of them authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to [MARCH 13], 1998, and shall remain in full force and effect until that date. The undersigned further agrees that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the dissolution, winding up, distribution of assets or other event affecting the legal existence of the undersigned. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorneys-in-Fact, the Placement Agent or any other person, the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver and deal with the Shares deposited under the Agreement by the undersigned in accordance with the terms and provisions of the Placement Agency Agreement and this Agreement as if such event had not occurred.

              B. If the sale of the Shares contemplated by this Agreement is not completed by [MARCH 13, 1998], this Agreement shall terminate (without affecting any lawful action of the Attorneys-in-Fact or the Custodian prior to such termination), and the Attorneys-in-Fact shall cause the Custodian to return to the undersigned all certificates for the Shares deposited hereunder.

     6. Liability and Indemnification of the Attorneys-in-Fact and Custodian. The Attorneys-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to deal with the Shares, the proceeds from the sale of the Shares and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The undersigned hereby agrees to indemnify and hold harmless the Attorneys-in-Fact and the Custodian, and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters contemplated by this Agreement or the Placement Agency Agreement.

     7. Interpretation.

              A. The representations, warranties and agreements of the undersigned contained herein and in the Placement Agency Agreement shall survive the sale and delivery of the Shares and the termination of this Agreement.

              B. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of California applicable to contracts made and to be performed within the State of California, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

              C. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

              D. The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

              E. This Agreement may be executed in various counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

              IN WITNESS WHEREOF, the undersigned has executed this Custody Agreement and Power of Attorney this ____ day of February, 1998.

JAPAN OMNIBUS LTD.


By:
   ----------------------------
Its:                             Signature of Selling Stockholder guaranteed by:

(PLEASE SIGN EXACTLY AS YOUR
NAME APPEARS ON YOUR STOCK
CERTIFICATE(S))



Name and address to which
notices  and funds shall
be sent:                         By:
                                    --------------------------------

-------------------------------  (Note:  The signature MUST BE GUARANTEED by an
(Name) eligible guarantor institution, such as a bank, ------------------------------- stock broker, savings and loan association, or
(Street)                         credit union, with membership in an approved
-------------------------------  medallion signature program)
(City)   (State)         (Zip)
-------------------------------
(Country)




ACCEPTED by the Attorneys-in-Fact   ACCEPTED by the Custodian as
as of the date set forth above:     of the above date set forth:

                                    [CUSTODIAN]


---------------------------------   By:
By:                                    -----------------------------------------
                                    Title:
                                       -----------------------------------------
---------------------------------
By:

                          SEE THE ATTACHED INSTRUCTIONS

                                   SCHEDULE I

             Certificate(s) for Shares of Common/Preferred Stock of

                            KRAUSE'S FURNITURE, INC.

                                deposited under

                    Custody Agreement and Power of Attorney


                 Type of                                    Maximum Number of
                Security         Number of Shares of     Shares of Common Stock
Certificate   (i.e., Common,   Common Stock Represented   from this Certificate
  Number       Preferred)            by Certificate            to be Sold*
-----------    -------------    -----------------------  ----------------------


-----------    -------------    -----------------------  ----------------------

-----------    -------------    -----------------------  ----------------------

-----------    -------------    -----------------------  ----------------------

-----------    -------------    -----------------------  ----------------------

-----------    -------------    -----------------------  ----------------------

-----------    -------------    -----------------------  ----------------------

                                                 Total:  ----------------------

*If fewer than all shares represented by a certificate are to be sold, indicate below, if desired for income tax purposes, the date of purchase or purchase price of the particular shares to be sold.

                              PAYMENT AUTHORIZATION

To:  [CUSTODIAN]

     In connection with the sale by the undersigned of shares of Common Stock of Krause's Furniture, Inc., the undersigned hereby authorizes [CUSTODIAN], as custodian (the "Custodian") to pay the undersigned the proceeds from such sale, less applicable deductions, in the following manner:

                               MANNER OF PAYMENT

     CASHIER'S CHECK MADE PAYABLE TO: _________________________________________

          To be sent to the following address:
          _____________________________________
          _____________________________________
          _____________________________________

     To be sent by: [ ] First Class Mail  [ ] Overnight Delivery
                                              (Please specify service and
                                              account number: _________________)

     WIRE TRANSFER OF FUNDS TO THE FOLLOWING ACCOUNT:
          Account number: ___________________________
          Bank: _____________________________________
          ABA number: _______________________________
          Bank address: _____________________________
          Name on account: __________________________
          Name and telephone number of
            contact person to confirm
            receipt: ________________________________

     OTHER (PLEASE SPECIFY)
          _____________________________________
          _____________________________________
          _____________________________________

The undersigned authorizes the Custodian to deduct from the proceeds of sale of the undersigned's Common Stock any costs incurred in connection with carrying out the foregoing instructions.

  By: ______________________________________
  Name: ____________________________________
  Title: ___________________________________
  Date: _________________ , 1998